SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 14, 2007

                             UNIVERSAL TRAVEL GROUP
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

    Nevada                          000-51516                       90-0296536
    ------                          ---------                       ----------
    State of                        Commission                      IRS Employer
    Incorporation                   File Number                     I.D. Number

                      10940 Wilshire Boulevard, Suite 1600,
                          Los Angeles, California 90024
                    (Address of principal executive offices)

                                 (310) 443-4151
                         (Registrant's telephone number)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

      The following information is furnished under Item 7.01 - Regulation FD
Disclosure:

      On August 14, 2007, Universal Travel Group issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Exhibits.

99.1. Press Release -   "Universal Travel Group Q2 FY '07 Revenue $7.02M; Net
                        Income $1.65M or $0.05 Per Share - Chinese Travel
                        Specialist Reports Strong Earnings Growth


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 16, 2007

                                        UNIVERSAL TRAVEL GROUP


                                        By: /s/ Jiangping Jiang
                                            ------------------------------------
                                            Jiangping Jiang
                                            Chairman and Chief Executive Officer


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

                                  EXHIBIT INDEX

99.1. Press Release -   "Universal Travel Group Q2 FY '07 Revenue $7.02M; Net
                        Income $1.65M or $0.05 Per Share - Chinese Travel
                        Specialist Reports Strong Earnings Growth


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